MHL
LISTED
NYSE

OPPORTUNITY People
Discipline
ACHIEVEMENT
STABILITY
DEPENDABILITY
Growth
balance

Built to Produce

MortgageIT®

HOLDINGS, INC.

Proprietary and Confidential

Credit Suisse Private Label Conference
May 18–19, 2006

Disclaimer

The information contained herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any offer of securities is and shall be made pursuant to a definitive prospectus or other appropriate offering document prepared by or on behalf of MortgageIT Holdings, Inc. (“MortgageIT Holdings”), which would contain material information not contained herein and which does and shall supersede, amend and/or supplement this information in its entirety. Any decision to invest in MortgageIT Holdings’
securities should be made after reviewing such definitive prospectus or other offering document, conducting such investigations as the investor deems necessary and consulting the investor's own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities described herein or passed upon the adequacy or accuracy of the information contained herein. Any representation to the contrary is a criminal offense.

Neither MortgageIT Holdings, nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to past or future performance. The information may include estimates and projections that involve significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or projections or that all assumptions relating to such estimates or projections have been considered or stated or that such projections will be realized. Much of the information contained herein is of a general nature intended to provide a broad overview of MortgageIT Holdings’ business.
MortgageIT Holdings disclaims any and all liability relating to this information, including, without limitation, any express or implied representation or warranty for statements contained in and omissions from this information. MortgageIT Holdings does not expect to update or otherwise revise the information contained herein.

Certain items in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-
looking statements are statements that relate to future, not past, events and often address MortgageIT Holdings’ expected future business and financial performance. Forward-looking statements, by their nature, address matters that are, to different degrees, uncertain and include, among other things, statements relating to MortgageIT Holdings' ability to fund a fully-leveraged, self-originated loan portfolio, its anticipated loan funding volume and MortgageIT Holdings' ability to pay dividends. These statements are based on the current economic environment and management's current expectations and beliefs, and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking statements are inherently subject to significant economic, competitive, and other contingencies that are beyond the control of management. MortgageIT Holdings can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from MortgageIT Holdings' expectations include, but are not limited to, MortgageIT Holdings’ mortgage banking subsidiary’s continued ability to originate new loans, including loans that MortgageIT
Holdings deems suitable for its securitization portfolio; changes in the capital markets, including changes in interest rates and/or credit spreads; and other risks detailed in MortgageIT Holdings' Annual Report on Form 10-K that was filed with the Securities and Exchange Commission (“SEC”) on March 15, 2006 and from time to time in MortgageIT Holdings' other SEC reports. Such forward-looking statements speak only as of the date of this presentation. MortgageIT Holdings expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in
MortgageIT Holdings' expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

1

Corporate Overview

Mortgage REIT headquartered in New York City, with approximately 2,000 employees in 49 branches across 23 states

Nationwide origination platform produced over $29 billion in 2005, more than doubling the $13 billion loan volume of 2004

Completed Initial Public Offering of $175 million on NYSE in July 2004. Trading under the symbol “MHL”

Secondary Offering completed in July 2005 with net proceeds of approximately
$150 million

$125 million of trust preferred securities issued in private placements to date

Market capitalization of approximately $360 million (as of May 15, 2006)

$5.2 billion portfolio of high quality adjustable rate mortgage loans is 100% self-
originated through our mortgage banking subsidiary

Mortgage bank subsidiary is a major supplier of loans to banks, thrifts and traditional finance companies throughout the United States

2

MortgageIT
HOLDINGS, INC.
MortgageIT

MHL LISTED NYSE
MortgageIT HOLDINGS, INC.

Corporate Structure

Real Estate Investment Trust (REIT)

Taxable Mortgage Banking Subsidiary (TRS)

Wholesale
(75%)

Correspondent
(16%)

Retail
(8%)

  Percentages based on total 1Q 2006 originations of $7.2 billion. Sub-prime originations are approximately 1.5% and therefore, not shown.

3

Recent Results

FY 2005 Results

Earned adjusted net income of $35.8 million, or $1.47 per diluted share

Maintained quarterly dividend of $0.48 throughout the year

Grew investment portfolio by 96% to $4.7 billion

Issued $4.4 billion of RMBS in 6 securitizations

1Q:06 Results and 2Q:06 Guidance

Paid dividend of $0.25 per share

Reported GAAP loss of $0.17 per diluted share, including a $0.45 per share charge related to exiting the national wholesale sub-prime business, which is now complete

Funded $7.2 billion, representing 66% increase from the year ago period

Securitized $750 million, growing the investment portfolio to $5.2 billion

Expecting mortgage banking business to return to profitability in the second quarter

2Q:06 guidance is for $7.75-$8.25 billion in funding volume (an increase of 21%
to 29% over Q2:05) and an increased dividend of $0.30 per share

4

IPI formed as a mortgage
broker

July 2004 IPO raised $175
million and created
MortgageIT Holdings, Inc.

MortgageIT founded;
wholesale lending
platform (MIT Lending
added later)

Launched securitization
program:  $810 million in Sept.
’04 and $635 million in Nov. ’04

Securitized $4B
during 2005 across 5
Owner Trust deals

Paid first dividend

of $0.44 (for IPO

through 4Q:04)

Delivered on promise
to self-originate
portfolio of $2.4B

by end of 2004

Correspondent  and Sub-Prime
wholesale divisions launched

Announced new record for
firm: 2004 had funded
volume of $13 billion.

Paid first regular quarterly
common stock dividend of $0.48
per share

Announced new record
for firm: 2005 had funded
volume of $29 billion.

Securitized $388 million in
2005 as a REMIC

Securitized $754 million in
Feb 2006 as a REMIC

1988        1999                         2004                  2005                             2006

An Established Company

19 years of operating experience

Brokered or sold whole loans exclusively until launch of securitization program

$6.6 billion of securitizations to date

5

200%
175%
150%
125%
100%
75%
50%
25%
0%
(25%)
(50%)
3Q:04
4Q:04
1Q:05
2Q:05
3Q:05
4Q:05
1Q:06

MHL LISTED NYSE
MortgageIT HOLDINGS, INC.

Loan Production Growth

Source: Mortgage Bankers Association and MortgageIT

Industry Quarterly Y/Y Growth (%)

MortgageIT Quarterly Y/Y Growth (%)

Consistent Origination Growth Underpins Company Performance

6

National Origination Platform

> $100 mm

$50 mm to $100 mm

$25 mm to $50 mm

< $25 mm

1Q:06 Fundings

W (7)

W (3)

W (2)

W

W

W

W

W

W

W

W (2)

R (7)

W

W (2)

R (2) W

R  W

R

CL

W

W

Growing Footprint Diversifies Risk

W

       Corporate Headquarters

R     Retail Origination Office

W    Wholesale Operations Center

CL   Correspondent Lending Center

W

CL

W

W

W

7

6.4%
3.8%
2.9%
1.5%
17.3%
68.1%

16.3%
7.3%
1.5%
74.9%

MHL LISTED NYSE

MortgageIT HOLDINGS, INC.

Origination Mix

Conforming

Government

Jumbo

Home Equity/

Seconds

Sub-

Prime

Alt A

Correspondent

Retail

Sub-Prime

Wholesale

Based on 1Q:06 funding mix by volume

Balanced, Diversified Lending Maximizes Adaptability

8

Originations ($ in millions)
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$550
$1,499
$1,607
$2,498
$2,158
$3,461
$4,983
$5,032
$3,401
1Q:04
2Q:04
3Q:04
4Q:04
1Q:05
2Q:05
3Q:05
4Q:05
1Q:06

MHL LISTED NYSE

MortgageIT HOLDINGS, INC.

ARM Funding Volume

Strong ARM Origination Growth Drives Portfolio

9

Portfolio Profile

Our strategy is to build a low credit loss portfolio capable of providing stable earnings and reliable cash flow available for dividends

All first lien loans

WA FICO of 732

WA LTV of 74%

42% fully documented

92% owner occupied

Average loan size of $289K

Max. loan size of $1.5 million

Loans originated in 47 states

In November 2005, we introduced our first REMIC securitization after an early history of Owner Trust transactions. We can, therefore, tailor securities to the specific needs of our investor base and portfolio.

As of 1Q:06, we have securitized $648 million of Pay Option ARM loans in 2 transactions.

Averages based on original balances and characteristics of 8 MHL hybrid securitizations through February 2006

10

Portfolio Characteristics

(1) Original balances and characteristics

11

All Hybrid

Deals

2006-1

Group 1

2005-5

2005-4

2005-3

2005-2

2005-1

2004-2

2004-1

2006-1

Group 2

2005-AR1

Aggregate Size ($MM)

5,983

494

905

721

722

678

1,017

635

811

260

388

Avg. Loan Balance ($M)

289

294

290

270

271

296

303

299

290

342

393

WA Coupon (%)

5.55

6.23

        5.87

        5.72

        5.80

        5.40

        5.16

        5.10

        5.36

3.84

6.10

WA FICO

732

729

732

732

732

734

732

733

731

717

712

LTV (%)

74.2

74.8

75.0

75.3

74.8

72.8

72.7

74

74.5

71.4

73.2

CLTV (%)

83.0

86.3

85.2

85.8

83.4

79.1

79.4

82.3

84.4

72.7

75.9

% IO

82.7

89.1

87.0

88.7

85.7

80

78.1

76.2

79.2

N/A

N/A

% Cashout

26.8

22.5

24.5

25.7

28.0

33.1

29.6

25.4

24.5

64.9

59.9

% Investor

8.2

5.7

6.9

8.9

10.8

9.7

7.9

8.7

7.1

6.3

12.1

% Full Doc

41.6

23.3

28.7

32.0

38.6

48.1

58.1

51.7

44.3

11.2

14.0

% California

56.0

44.5

49.5

46.9

44.9

57.5

62.7

65.9

71.1

57.2

72.6

MHL Hybrid ARM Securitizations

(1)

Option ARM Deals

Loan Selection

Select the highest quality loans with the best risk-adjusted return attributes

Minimum Origination/Selection Criteria (partial list)

1st lien residential mortgage loans

Self-originated with risk-based pricing

FICO >= 650

Non-Owner-Occupied requires Full Doc or LTV <=70%

Multi-Family requires LTV <=75% and FICO >=720

LTV generally <= 90% (exceptions require strong compensating factors)

Max. loan size = $1.5 million, additional requirements apply

Subordinated financing allowed with additional requirements

12

Prepayment Performance

As of the end of 1Q:2006, the portfolio experienced 19% life-to-date prepayments

Annualized portfolio CPR was 18% in March 2006

13

Securitization performance data is as reported on Bloomberg

2004-1

2004-2

2005-1

2005-2

2005-3

2005-4

2005-5

2005-AR1

Apr-06

33.7%

22.6%

26.3%

30.8%

21.5%

15.4%

12.2%

30.2%

Mar-06

24.3%

21.1%

20.7%

20.2%

21.7%

8.0%

12.0%

19.5%

Feb-06

28.1%

24.1%

18.5%

18.0%

12.4%

14.3%

8.9%

15.0%

Jan-06

35.3%

20.2%

21.5%

22.1%

20.4%

13.5%

8.7%

14.7%

Dec-05

33.8%

38.9%

24.5%

18.1%

17.4%

16.0%

11.5%

23.2%

Nov-05

40.0%

36.0%

24.0%

28.2%

27.0%

11.4%

3.7%

Oct-05

48.3%

19.8%

26.7%

30.6%

21.8%

10.1%

Sep-05

51.4%

33.6%

28.3%

30.1%

20.9%

6.4%

Aug-05

36.2%

24.8%

24.0%

23.9%

14.7%

Jul-05

34.4%

27.4%

19.8%

21.0%

6.4%

Jun-05

31.2%

20.9%

20.6%

23.0%

May-05

22.9%

17.1%

16.5%

11.5%

Apr-05

28.6%

18.8%

11.6%

Mar-05

23.3%

14.1%

5.1%

Feb-05

19.9%

12.4%

5.1%

Jan-05

22.3%

13.0%

Dec-04

19.3%

3.8%

Nov-04

14.3%

Oct-04

1.8%

Sep-04

0.0%

MHL Prepayment Performance (1-Month CPR)

Credit Performance

Serious delinquency rates have been increasing at a moderate pace in line with the seasoning of the portfolio

To date, the portfolio has not experienced any losses

14

Securitization performance data is as reported on Bloomberg

MHL Credit Performance as of 4/25/06

Securitization

Ending Pool

Balance ($000)

Collateral

Factor

30 Day Dlq

(Bal %)

60 Day Dlq

(Bal %)

90+ Day Dlq

(Bal %)

Foreclosure

(%)

REO (%)

Net

Loss

(%)

Cumulative

Realized

Loss ($)

2004-1

460,831

0.568

1.23%

0.36%

0.10%

0.17%

0.14%

0%

$0

2004-2

443,046

0.697

1.05%

0.13%

0.07%

0.00%

0.10%

0%

$0

2005-1

768,222

0.755

0.85%

0.26%

0.09%

0.18%

0.03%

0%

$0

2005-2

518,191

0.765

1.03%

0.18%

0.25%

0.17%

0.03%

0%

$0

2005-3

607,778

0.842

1.15%

0.09%

0.00%

0.10%

0.02%

0%

$0

2005-4

661,758

0.918

0.93%

0.36%

0.17%

0.17%

0.00%

0%

$0

2005-5

860,130

0.950

0.92%

0.15%

0.24%

0.18%

0.00%

0%

$0

2005-AR1

355,485

0.917

0.87%

0.37%

0.11%

0.43%

0.00%

0%

$0

Underwriting Structure

Organization

Chief Lending Officer

Head of Credit and Product Development

National Underwriting Manager

Regional Credit Managers

Regional Approach

Strong knowledge of local real estate market and individual brokers

Regional Credit Managers provide support for individual underwriters

Underwriter performance tracked

Credit Approval Authority

Authority level based on experience

Three levels – Level I, II, III

Loan exception authorities:

Documentation based – Level II and above

Parameter exceptions (LTV, credit history, FICO) – Regional Credit Managers

Exceptions only allowed where line underwriter has reviewed loan data, appraisal and borrower income

15

Underwriting General Guidelines

Desktop underwriter and loan prospector used in conjunction with manual underwriting on certain loan products

Parameters for score, mortgage history, ratios are overlaid on AUS decision

Credit Reports

Tri-merged reports

Stated loans use lower of middle credit score from all borrowers

Appraisals

Always underwritten by staff / contract underwriter using appraisal checklist

AVMs used to substantiate value in certain cases

Enhanced desk and field reviews used where AVM value varies to appraised value by more than 15%

Field reviews used for certain high LTV no documentation products and select jumbo loan products

Fraud alert systems used on all loans

Social security numbers verified

OFAC lists checked

24-month chain of title on every purchase

16

Documentation Standards

While we relax certain income and asset verification standards under our low-doc programs, other qualification requirements and pricing are tightened to ensure an adequate risk/reward mix

If, during the underwriting of any stated loan, a conclusion can not be drawn as to the income of the borrower, then the loan must be changed and processed as a full documentation loan

17

Program

Employment

Income

Assets

Ratios

Full/Alt Doc

2 yrs Verified

Verified

Verified

Calculated

SIVA

2 yrs Verified

Stated

Verified

Calculated

No Ratio

2 yrs Verified

Not Disclosed

Verified

Not Calculated

SISA

2 yrs Verified

Stated

Stated

Calculated

No Doc

Not Verified

Not Disclosed

Not Disclosed

Not Calculated

Interest Only Criteria

Qualifying ratios are calculated using interest only payment at the note rate

Potential payment shocks (at rate reset and IO expiration) are staggered for the majority of portfolio loans:

6-month and 1-year ARMs have a 10-year IO term

Alt-A Hybrid ARMs have a 10-year IO term

Hybrid ARMs have a term tied to the fixed period

18

Quality Control

QC loan selection done by random statistical sampling of origination channels, brokers, products or functional areas

Closed Loan Audit

Performed and reported monthly by third-party vendor (Integrated Compliance
Solutions)

Selection occurs within the first week after the month the loan closes with the review completed by the following  month (60-day window)

Re-verification of data material to the loan decision

Loans are rated as Critical, High Risk or Low Risk based on review of:

Compliance

Underwriting

Collateral Value & Clear Title

Adherence to Company Policies & Procedures

Enforceability of Closing Documents

Responses, including corrective actions, are due quarterly

Quarterly audit findings reported to senior management

19

Compliance

All loans are reviewed by underwriting, closing and funding for compliance with federal and state regulations

All mortgage loans must comply with all applicable federal, state and local laws and regulations

Particular focus on:

Truth in Lending (TILA)

Real Estate Settlement Procedures Act (RESPA)

Equal Credit Opportunity Act (ECOA)

Final Truth in Lending

Federal, State and Municipal High Cost and Anti-Predatory Laws

Home Ownership and Equity Protection Act (HOEPA, Section 32)

Loans violating federal, state or municipal high cost/anti-predatory lending laws will not be originated

Company has adopted an internal 5% (subject to lower state and municipal thresholds)
policy limit on all total borrower charges and broker compensation

20